            UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                        SCHEDULE 14C INFORMATION

                   Definitive Information Statement
    Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

|  | Preliminary information statement

|  | Confidential, for use of the
     Commission Only (as permitted by Rule 14c-5d(2)

|XX| Definitive information statement


                       PROVIDENCE CAPITAL V, INC.
            (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

|X | No fee required.

|  | Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.


(1) Title of each class of securities to which transaction applies:

     Common

(2) Aggregate number of securities to which transaction applies:

     1,500,000

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     Not Applicable

(4) Proposed maximum aggregate value of transaction:

     Not Applicable

(5) Total fee paid:

|  | Fee paid previously with preliminary materials:

|  | Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

 (1) Amount Previously Paid:

     Not Applicable

(2) Form Schedule or Registration Statement No.:

     Not Applicable

(3) Filing Party:

     Not Applicable

(4) Date Filed:

     Not Applicable



       MANAGEMENT HOPES THAT SHAREHOLDERS WILL ATTEND THE MEETING.
                  YOUR COOPERATION WILL BE APPRECIATED.

  SHAREHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR SHARES PERSONALLY,
                OTHERWISE YOUR VOTE WILL NOT BE COUNTED.

                       PROVIDENCE CAPITAL V, INC.

                              July 2, 2001


To the Shareholders of
PROVIDENCE CAPITAL V, INC.:

Dear Fellow Shareholders:

Attached please find a notice of special meeting of the shareholders of PROVIDENCE CAPITAL V, INC. (hereinafter referred to as "PROVIDENCE" and/or the "Company"), that will be held at the Company headquarters, 56
Pine Street, Providence, Rhode Island 02903, on July 22, 2001, at 10:00 a.m., Eastern Daylight Time ("EDT"). The purpose of this meeting is to consider, discuss, vote and act upon the following:

1. Effecting a 1-for-2 (1:2) reverse stock split in the outstanding shares of PROVIDENCE common stock, $.001 par value per share ("Common Stock");

2. Approving a Plan and Agreement of Merger (the "Merger") whereby GOURMET STATION, INC. (hereinafter referred to as "Gourmet") will merge into PROVIDENCE and PROVIDENCE will change its name to Gourmet Station, Inc.; and

Page 2
Providence Shareholders
July 2, 2001
______________________


3. Electing a new Board of Directors effective on the Effective Date of the Merger.

Certain officers, directors and affiliates of PROVIDENCE who own in excess of 50.00% of the outstanding voting shares of the Company have advised the Company that they intend to vote in favor of each item set forth above. Consequently, the proposals will likely be approved at the special meeting of shareholders.

PROVIDENCE hereby offers its shareholders Dissenter's Rights as provided for in Article 7-113-101 through 7-113-302 of the Colorado Business Corporation Act ("CBCA"), as amended. If a PROVIDENCE shareholder elects to exercise the shareholder's Dissenter's Rights in accordance with
Article 7-113-204, said shareholder of PROVIDENCE will be paid the fair value of such shareholder's shares of common stock as determined by the Board of Directors. The Board of Directors has determined the fair value of each share of Common Stock to be $0.20. The determination of the per share fair value was computed based on a number of considerations including the following:

(i)  the Company has had no operations for approximately two years;

(ii) the Company has negative book value and no assets as of March 31, 2001;

(iii)other similar public shell companies have in effect been sold in the marketplace for cash consideration of $200,000 to $300,000 which would result in a fully diluted per share value of approximately $0.20 per share.

In the event a shareholder elects to exercise Dissenters' Rights, such shareholder must comply with the applicable procedures set forth in Sections 7-113-201 through 7-113-209 of the CBCA in order to receive payment of the fair value of any Common Shares. In compliance with
Section 7-113-201 of the CBCA, a copy of Article 113 of the CBCA is set forth at Item 3 of the accompanying Information Statement filed on
Schedule 14C (the "Information Statement") dated July 2, 2001.

Page 3
Providence Shareholders
July 2, 2001
______________________

The Company is also including herewith a copy of its Registration Statement on Form 10-SB, filed as an exhibit to the Information Statement. If there are any questions or any further information is required with respect to the meeting and the transactions contemplated thereby, please contact me at (401) 272-5800 or Adam S. Clavell, Esq., Nadeau & Simmons, P.C., 56 Pine Street, Providence, RI 02903
(401) 272-5800.

                              Warmest regards,


                              /s/ Mark T. Thatcher

                              MARK T. THATCHER, Secretary


DATED: July 2, 2001

                            DEFINITIVE COPY

                       PROVIDENCE CAPITAL V, INC.
                             56 PINE STREET
                     PROVIDENCE, RHODE ISLAND 02903


--------------------------------------------------------------------------------


                NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


--------------------------------------------------------------------------------


                       PROVIDENCE CAPITAL V, INC.
                        Dated as of July 2, 2001


To the Shareholders of Providence:

Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned, being the Secretary of PROVIDENCE CAPITAL V, INC., provides that:
________________________________________________________________________

Notice is hereby given that a Special Meeting of the Shareholders (the "Meeting") of PROVIDENCE CAPITAL V, INC. (hereinafter referred to as "PROVIDENCE" and/or the "Company"), a Colorado corporation, will be held at the Company headquarters, 56 Pine Street, Providence, Rhode Island, on July 22, 2001, at 10:00 a.m., Eastern Daylight Time ("EDT").
________________________________________________________________________

The purposes of this Meeting are to consider, discuss, vote and act upon the following:

(i) Effecting a 1-for-2 (1:2) reverse stock split in the outstanding shares of PROVIDENCE common stock, $0.001 par value per share ("Common Stock")("stock split");

(ii) Approving a Plan and Agreement of Merger (the "Merger") whereby GOURMET STATION, INC. (hereinafter referred to as "GOURMET") will be merge into PROVIDENCE and PROVIDENCE will change its name to GOURMET STATION, INC.; and

(iii)Electing a new Board of Directors effective on the Effective
     Date of the Merger.

Certain officers, directors and affiliates of PROVIDENCE who own in excess of 50.00% of the outstanding voting shares of the Company have advised the Company that they intend to vote in favor of each item set forth above. Consequently, the proposals will likely be approved at the special meeting of shareholders.

PROVIDENCE hereby offers its shareholders Dissenter's Rights as provided for in Article 7-113-101 through 7-113-302 of the Colorado Business Corporation Act ("CBCA"), as amended. If any PROVIDENCE shareholder elects to exercise the shareholder's Dissenter's Rights in accordance with Article 7-113-204, said shareholder of PROVIDENCE will be paid the fair value of such shareholder's share of common stock as determined by the Board of Directors. The Board of Directors has determined the fair value of each share of Common Stock to be $0.20. The determination of the per share fair value was computed based on a number of considerations including the following:

   (1)  the Company has had no operations for approximately two years;

   (2) the Company has negative book value and no assets as of March 31, 2001;

   (3) other similar public shell companies have in effect been sold in the marketplace for cash consideration of $200,000 to $300,000 which would result in a fully diluted per share value of approximately $0.20 per share.

In the event a shareholder elects to exercise Dissenters' Rights, such shareholder must comply with the applicable procedures set forth in Sections 7-113-201 through 7-113-209 of the CBCA in order to receive payment of the fair value of the shareholder's Common Stock. In compliance with Section 7-113-201 of the CBCA, a copy of Article 113 of the CBCA is set forth at Item 3 of the accompanying Information Statement filed on Schedule 14C (the "Information Statement") dated July 2, 2001.

In order to obtain the fair value payment for PROVIDENCE shares, a shareholder must mail or deliver the shareholder's intention no later than July 12, 2001, to the following address:

     The Board of Directors
     Providence Capital V, Inc.
     56 Pine Street
     Providence, Rhode Island
     02903

The Board of Directors of the Company believe that the Merger will be in the best interest of the PROVIDENCE shareholders. However, shareholders are entitled to assert the above stated Dissenter's Rights (fair value of $0.20 per share) no later than July 1, 2001, as a result of this transaction as explained in Section 7-113-102 of the CBCA. We are not asking you for a proxy in conjunction with this Meeting, but you are urged to attend the Meeting to vote your shares in person.

Upon the approval of the proposals, PROVIDENCE will effectuate a 1 for 2 reverse stock split and PROVIDENCE and GOUREMET will file appropriate Articles of Merger in accordance with Colorado law to effect the Merger and to effect a name change of PROVIDENCE to GOURMET STATION, INC. The Merger will become effective upon the completion of the filing. At the completion of the reverse stock split and proposed Merger, each PROVIDENCE shareholder will maintain one half their current shares of PROVIDENCE Common Stock. The Board of Directors of the Company believes that the proposals will be in the best interest of PROVIDENCE shareholders and recommends their adoption.

The Company is also including herewith a copy of its Registration
Statement on Form 10-SB, filed as an exhibit to the Information
Statement.

If there are any questions or further information is required with respect to the Proposals, please contact Adam S. Clavell, Esq. at 56 Pine Street, Providence, Rhode Island 02903 (401) 272-5800.


By order of the Board of Directors,


/s/ Mark T. Thatcher

MARK T. THATCHER, Secretary


DATED: July 2, 2001

    _________________________________________________________________

                     DEFINITIVE INFORMATION STATEMENT

        SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 22, 2001

    _________________________________________________________________

                       PROVIDENCE CAPITAL V, INC.
                             56 PINE STREET
                     PROVIDENCE, RHODE ISLAND 02903


                              July 2, 2001

Cautionary Statement for Purposes of "Safe Harbor Provisions" of the Private Securities Litigation Reform Act of 1995:

Except for historical facts, all matters discussed in this report which are forward looking involve a high degree of risks and uncertainties. Potential risks and uncertainties include, but are not limited to, competitive pressures from other food export companies and political developments in overseas markets, economic conditions in the Company's primary markets and other uncertainties detailed or to be detailed from time to time in the Company's Securities and Exchange Commission filings.

GENERAL INFORMATION

This Information Statement is furnished in connection with a Special Meeting of Shareholders called by the Board of Directors (the "Board') of Providence Capital V, Inc. ("Providence"), to be held at 56 Pine Street, Providence, Rhode Island at 10:00 a.m. local time on July 22, 2001, and at any and all postponements, continuations or adjournments thereof (collectively the "Meeting"). This Information Statement and the accompanying Notice of Special Meeting will be first mailed or given to Providence's shareholders on or about July 2, 2001.

All shares of Providence's common stock, $0.001 par value per share (the "Voting Shares"), represented in person will be eligible to be voted at the Meeting.


                    WE ARE NOT ASKING FOR A PROXY AND

                YOU ARE REQUESTED NOT TO SEND US A PROXY.

ITEM 1. DATE, TIME AND PLACE INFORMATION


The enclosed information statement is provided by the Board of Providence for use at the Special Meeting of Shareholders to be held at the Company's headquarters at 56 Pine Street, Providence, Rhode Island at 10:00 a.m. on July 22, 2001, and at any adjournment or adjournments thereof.

Shareholders of record at the close of business on June 22, 2001 (the "Record Date") will be entitled to vote at the meeting or any adjournment or adjournments thereof. On that date the Company had 1,500,000 outstanding shares of Common Stock entitled to one (1) vote per share.

The affirmative vote of the holders of a majority of the Company's Voting Shares is required to approve each of the proposals.

The presence of the holders of a majority of the Voting Shares voting as a single class, entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business at the meeting.

BACKGROUND INFORMATION

A Plan and Agreement of Merger  (the "Agreement") was executed on March 29,
2001 by and among Providence and Gourmet Station, Inc., ("GOURMET"). Providence is a corporation duly organized and validly existing under the laws of the state of Colorado, with its registered office at 17 West Cheyenne Mountain Boulevard, Colorado Springs, Colorado 80906, with its principal executive office at 56 Pine Street, Providence, Rhode Island 02903, and with a phone number of (401) 272-5800; GOURMET is a corporation duly organized and validly existing under the laws of the State of Georgia, with its registered office located in the city of Atlanta, State of Georgia, with its principal executive office at 1062 Euclid Avenue, NE, Atlanta, Georgia
30307 and with a phone number of (404) 529-9830.

The Board of Providence and the Board of Directors of GOURMET deemed it desirable and in the best interests of their respective corporations, for GOURMET to merge into Providence in exchange for up to 3,250,000 shares of the common stock of Providence and have proposed, declared advisable and approved such merger (the "Merger") pursuant to the Agreement. The Agreement has been duly approved by the Board of Providence and by the Board of Directors and shareholders of GOURMET. The Agreement necessitates that a shareholders' meeting be called by Providence for the purposes of approving the Merger prior to closing.

PROPOSAL ONE-REVERSE STOCK SPLIT

The Board of Directors has unanimously approved, and recommends for shareholder approval, a 1-for-2 (1:2) reverse stock split in the outstanding shares of Providence common stock, $0.001 par value per share ("Common Stock") ("stock split"). The reverse stock split is required to effect the Company's merger with GOURMET. The reverse stock split will be effective on the Effective Date of the Merger.

PROPOSAL TWO--APPROVAL OF PLAN AND AGREEMENT OF MERGER

The Board has unanimously approved, and recommends for shareholder approval, a Plan and Agreement of Merger (the "Merger"), whereby GOURMET will merge into PROVIDENCE in exchange for up to 3,250,000 shares of the Common Stock of Providence and Providence will change its name to GOURMET STATION, INC.

PROPOSAL THREE--ELECTION OF DIRECTORS

At the Meeting, the successors to the current Board will be elected for a term of office that is to commence on the effective date of the Merger. The nominee directors who are chosen to fill vacancies on the Board shall hold office until the next election for which those nominee directors are chosen, and until their successors are duly approved by the directors and elected by the shareholders.

The following table sets forth the ages of and positions and offices   in
GOURMET held by each nominee director of the Company. For information about ownership of GOURMET'S securities by each nominee director, see "BENEFICIAL OWNERSHIP OF GOURMET SECURITIES."


                                   Date First
                                   Became            Positions and Offices
Name                    Age        Director          With the Company
--------------------    ------     ---------------   -----------------------
Donna Lynes-Miller                                   Chairman and CEO
Albert Caproni, III                                  Secretary/Treasurer
Jeffrey J. Miller                                    Marketing and
                                                     Management Consultant
----------------------------------------------------------------------------

Please see personal biographies at Item. 7


ITEM 2. REVOCABILITY OF PROXY

Not Applicable


ITEM 3. DISSENTERS' RIGHT OF APPRAISAL

Providence hereby offers its shareholders Dissenter's Rights as provided for in Article 7-113-101 through 7-113-302 of the CBCA. If a Providence shareholder elects to exercise a shareholder's Dissenter's Rights in accordance with Article 7-113-204, said shareholder of Providence will be paid the fair value thereof as determined by the Board.

The Board has determined the fair value of each share of Common Stock to be $0.20. The determination of the per share fair value was computed based on a number of considerations including the following:

(i)  the Company has had no operations for approximately two years;

(ii) the Company has negative book value and no assets as of March 31, 2001; and

(iii)other similar public shell companies have in effect been sold in the marketplace for cash consideration of $200,000 to $300,000 which would result in a fully diluted per share value of approximately $0.20 per share.

The Board believes that the Merger will be in the best interest of Providence shareholders. However, shareholders are entitled to assert their Dissenter's Rights (fair market value of $0.20 per share) no later than July 12, 2001, as a result of this transaction as explained in
Section 7-113-102 of the CBCA.

In order to obtain the fair market value payment for Providence shares, a shareholder must mail or deliver their intention to the following address:

The Board of Directors
Providence Capital V, Inc.
56 Pine Street
Providence, RI 02903

Pursuant to Article 113 of the CBCA, each shareholder has the right and is entitled to dissent from the completion of the Merger and receive payment of the fair value of the shareholder's Common Stock owned by any such shareholder ("Dissenters' Rights"). In the event a shareholder elects to exercise Dissenters' Rights, such shareholder must comply with the applicable procedures set forth in Sections 7-113-201 through 7-113-209 of the CBCA, as summarized below, in order to receive payment of the fair value of any Common Shares. In compliance with Section 7-113-201 of the CBCA, a copy of Article 113 of the CBCA and its summary are set forth below.

SUMMARY OF ARTICLE 113 OF THE CBCA

THE FOLLOWING IS ONLY A SUMMARY OF THE PROCEDURES FOR DISSENTING
SHAREHOLDERS PRESCRIBED BY SECTIONS 7-113-101 THROUGH 7-113-302 OF THE CBCA AND IS QUALIFIED IN ITS ENTIRETY BY THE FULL TEXT OF ARTICLE 113 OF THE CBCA AS SET FORTH BELOW

Section 7-113-102 of the CBCA provides that each record or beneficial shareholder of the Company is entitled to dissent from the Merger and demand payment of the fair value of the shares of Common Stock owned by such shareholder. In accordance with Section 7-113-202 of the CBCA, in order for a shareholder to exercise Dissenters' Rights, such shareholder must, prior to the taking of the vote of the shareholders on the Merger, deliver to the Company written notice of such shareholder's intent to demand payment for shares in the event the Merger is approved and shall not vote such shareholder's shares in favor of the Merger.

In accordance with Section 7-113-203 of the CBCA, within ten days after the Merger is effected, the Company must deliver a written dissenter's notice ("Dissenter's Notice") to all shareholders who satisfy the requirements of Section 7-113-202 of the CBCA, accompanied by a copy of
Article 113 of the CBCA. The Dissenter's Notice must state that the Merger was authorized and the effective date of the Merger, set forth the address at which the Company will receive payment demands and where stock certificates shall be deposited, supply a form for demanding payment, which form shall request an address from the dissenting shareholder to which payment is to be made, and set the date by which the Company must receive the payment demand and stock certificates, which date shall not be less than 30 days after the date the Dissenter's Notice was delivered. Furthermore, the Dissenter's Notice may require that all beneficial shareholders, if any, certify as to the assertion of Dissenters' Rights.

Pursuant to Section 7-113-204 of the CBCA, a shareholder receiving the Dissenter's Notice must demand payment in writing and deposit such shareholder's stock certificates in accordance with the terms of the Dissenter's Notice. A shareholder who does not comply with the foregoing requirements is not entitled to the fair value of such shareholder's shares under Article 113 of the CBCA.

Upon the later of the effective date of the Merger, or upon receipt of a demand for payment by a dissenting shareholder, the Company must pay each dissenting shareholder who complies with Section 7-113-204 the amount the Company estimates to be the fair value of such shares, plus accrued interest in accordance with Section 7-113-206 of the CBCA. The payment must be accompanied by (i) the Company's balance sheet as of the fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, a statement of change in shareholders' equity for that year, and the latest available interim financial statement; (ii) a statement of the Company's estimate of the fair value of the shares; (iii) an explanation by the Company of how the interest was calculated; (iv) a statement of the dissenting shareholder's right to demand payment under Section 7-113-209 of the CBCA; and (v) a copy of
Article 113 of the CBCA.

In the event a dissenting shareholder is dissatisfied with the Company's payment or offer of payment, such dissenting shareholder, pursuant to
Section 7-113-209 of the CBCA, may notify the Company in writing within 30 days after the Company makes or offers to pay each dissenting shareholder, of such shareholder's own estimate of the fair value of such shares and the amount of interest due, and demand payment of such shareholder's estimate, less any payment already made by the Company under Section 7-113-206, or reject the Company's offer under Section 7-113-208 and demand payment for the fair value of the shares and interest due. A dissatisfied dissenting shareholder may effect the foregoing if:
(i) the dissenting shareholder believes that the amount paid or offered is less than the fair value of the shares or that the interest due is incorrectly calculated; (ii) the Company has failed to make payment within 60 days after the date set for demanding payment; or (iii) the Company does not return the deposited stock certificates within the time specified by Section 7-113-207 of the CBCA. In the event a demand for payment under Section 7-113-209 remains unresolved, the Company may commence a court proceeding to determine the fair value of the shares and accrued interest within 60 days after receiving the payment demand from a dissenting shareholder.


TITLE 7. COLORADO BUSINESS CORPORATION ACT

ARTICLE 113. DISSENTERS' RIGHTS
PART 1. RIGHT OF DISSENT - PAYMENT FOR SHARES

C.R.S. 7-113-101 (1996)

7-113-101. DEFINITIONS

For purposes of this article:

(1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

(3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

(4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

(5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

(6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

 (7) "Shareholder" means either a record shareholder or a beneficial shareholder.

7-113-102. RIGHT TO DISSENT

(1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the corporation is a party if:

     (i) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

     (ii) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

(b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

(c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1); and

(d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2).

(1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

(a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

(b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

(c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

     (a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

     (b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

     (c)  Cash in lieu of fractional shares; or

     (d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

(2) (Deleted by amendment, L. 96, p. 1321, 30, effective June 1, 1996.)

(2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

(3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

(4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

7-113-103. DISSENT BY NOMINEES AND BENEFICIAL OWNERS

(1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

 (a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

 (b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.

7-113-201. NOTICE OF DISSENTERS' RIGHTS

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting.
Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202(1).

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (2).

7-113-202. NOTICE OF INTENT TO DEMAND PAYMENT

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters' rights shall:

(a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

(b)  Not vote the shares in favor of the proposed corporate action.

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

(3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

7-113-203. DISSENTERS' NOTICE

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

(2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

(a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

(b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

(c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

(e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

(f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

(g)  Be accompanied by a copy of this article.

7-113-204. PROCEDURE TO DEMAND PAYMENT

(1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

(a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

(b)  Deposit the shareholder's certificates for certificated shares.

(2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3) Except as provided in section 7-113-207 or 7-113-209 (1)(b), the demand for payment and deposit of certificates are irrevocable.

(4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

7-113-205. UNCERTIFICATED SHARES

(1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

(2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

7-113-206. PAYMENT

   (1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand or if no such address is stated on the payment demand, at the address shown in the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

   (2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

        a. The corporation's balance sheet as the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;
        b. A statement of the corporation's estimate of the fair value of the shares;
        c. An explanation of how the interest was calculated;
        d. A statement of the dissenter's right to demand payment under section 7-113-209; and
        e. A copy of this article.

7-113-207 FAILURE TO TAKE ACTION

   (i) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

   (ii) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of section 7-113-204 to 7-113-209 shall again be applicable.

7-113-208 SPECIAL PROVISIONS RELATING TO SHARES ACQUIRED AFTER
ANNOUNCEMENT OF PROPOSED CORPORATE ACTION

   (1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in sections 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

   (2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by sections 7-113-206(2).

7-113-209 PROCEDURE IF DISSENTER IS DISSATISFIED WITH PAYMENT OR OFFER.

   (1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

        (a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;
        (b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or
        (c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207(1).

   (2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

7-113-301 COURT ACTION

   (1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

   (2) The corporation shall commence the proceeding described in subsection (1) of the section in the district court of the county in this state where the corporation's principle office is located or, if the corporation has no principle office in this state, in the district court of the county in which its registered office is located. If the corporation is a foreign corporation without a registered office, it shall commence the proceeding in the county where the registered office of the domestic corporation merged into, or whose shares were acquired by, the foreign corporation was located.

   (3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

   (4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

   (5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.

7-113-302. COURT COSTS AND COUNSEL FEES

(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with the requirements of part 2 of this article; or

(b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

ITEM 4. PERSONS MAKING THE SOLICITATION

Not Applicable


ITEM 5. INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Not Applicable


ITEM 6. VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Except as otherwise indicated, the persons or entities listed below have sole voting and investment power with respect to the shares beneficially owned by them.

For purposes of this table, information as to the shares of Common Stock is calculated based on 1,500,000 shares of Common Stock outstanding . For purposes of this table, "beneficial ownership" is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, pursuant to which a person or group of persons is deemed to have "beneficial ownership" of any shares of common stock that such person has the right to acquire within 60 days after the date of this information statement . For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named below, any shares which such person or persons has the right to acquire within 60 days after the date of this information statement are deemed to be outstanding but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

SHARES OF COMMON STOCK OWNED


Name and Address            Number of           Percent of
                            Shares Owned        Class Owned
                            Beneficially

Richard Nadeau, Jr.         250,000(1)          16.67%
56 Pine Street
Providence, RI 02903

James R. Simmons            250,000(1)          16.67%
56 Pine Street
Providence, RI 02903

Mark T. Thatcher            250,000(1)          16.67%
56 Pine Street
Providence, RI 02903


Name and Address            Number of           Percent of
                            Shares Owned        Class Owned
                            Beneficially

James H. Brennan, III       250,000             16.67%
735 Broad Street, Suite 800
Chattanooga, TN 37402

Doug Dyer                   250,000             16.67%
735 Broad Street, Suite 800
Chattanooga, TN 37402

Gerard Werner, Esq.         250,000             16.67%
C/O Nadeau & Simmons, P.C.
56 Pine Street
Providence, RI  02903

All directors and executive
officers as a group
(3 persons)                 750,000             50.00%


(1) The persons listed are the sole officers and directors of the Company.

Management has no plans to issue any additional securities to management, promoters or their affiliates or associates and will do so only if such issuance is in the best interests of shareholders of the Company and complies with all applicable federal and state securities rules and regulations.

BENEFICIAL OWNERSHIP OF GOURMET SECURITIES

The following table sets forth certain information regarding beneficial ownership of GOURMET common stock as of July 2, 2001 by (i) each person known by GOURMET to own beneficially more than 5% of the outstanding common stock, (ii) each director, and (iii) all executive officers and directors as a group. Each person has sole voting and sole investment or dispositive power with respect to the shares shown except as noted.

SHARES OF COMMON STOCK BENEFICIALLY OWNED

---------------------------------------------------------------------
                                        COMMON STOCK
---------------------------------------------------------------------

Name and Address                   Number of           Percent of
                                   Shares Owned        Class Owned
                                   Beneficially

Donna Lynes-Miller (1)             1,922.863           48.07%
1062 Euclid Avenue
Atlanta, Georgia 30307

Jeffrey J. Miller  (1)               469,008           11.73%
1062 Euclid Avenue
Atlanta, Georgia 30307

Cohen & Caproni, LLC                 234,520            5.86%
750 Hammond Drive
Building 7, Suite 200
Atlanta, Georgia 30328
Albert Caproni (1) (2)                     0               0

Michael Conrad Family, L.P.          234,520            5.86%

William E. Byrd                      114,433            2.86%

Blue Marble Media, Inc.              274,658            6.87%

All directors and
executive officers
as a group (3 persons)             2,626,391           65.66%

--------------------------------------------------------------------
                                            PREFERRED STOCK
--------------------------------------------------------------------

* No shares of preferred stock are issued or outstanding.


(1) The individuals listed are the sole Executive Officers and/or Directors of the Company.

(2) Mr. Caproni owns no stock in his own name. However, Mr. Caproni, is a member of Cohen & Caproni, LLC and, as such, exercises control over the shares held by Cohen & Caproni, LLC.

PRICE RANGE OF COMMON STOCK

Not Applicable

DIVIDENDS

The Company has never paid dividends with respect to its Common Stock and currently does not have any plans to pay cash dividends in the future. There are no contractual restrictions on the Company's present or future ability to pay dividends. Future dividend policy is subject to the discretion of the Board of Directors and is dependent upon a number of factors, including future earnings, capital requirements and the financial condition of the Company. The CBCA provides that a corporation may not pay dividends if the payment would reduce the remaining net assets of the corporation below the corporation's stated capital plus amounts constituting a liquidation preference to other security holders.


ITEM 7. DIRECTORS AND EXECUTIVE OFFICERS

In 1999 and 2000, the Board of Directors met informally on a number of occasions, voting on corporate actions by written consent.

THE DIRECTORS AND EXECUTIVE OFFICERS OF PROVIDENCE

The directors and executive officers of the Company, their ages and positions held in the Company are as follows:


Name                               Age          Positions Held and
                                                Tenure
---------------------------        ---------    ----------------------------
Richard Nadeau, Jr.                42           President and Director since
                                                November 24, 1999

James R. Simmons                   38           Vice President and Director
                                                since November 24, 1999

Mark T. Thatcher                   36           Secretary and Director since
                                                November 24, 1999

BIOGRAPHICAL INFORMATION

RICHARD NADEAU, JR.--

In 1982, Mr. Nadeau became associated with the Providence law firm of Wistow, Barylick & Bruzzi, where he was responsible for the majority of the firm's commercial litigation. He started the Providence law firm of Nadeau & Simmons, P.C., a Providence corporate, banking and real estate law firm, in 1985 and, since then, has engaged in a successful practice concentrating in corporate law, commercial lending and creditors' rights. He was also appointed Municipal Court Judge for the Towns of Burrillville and North Smithfield in 1999.

Mr. Nadeau graduated magna cum laude from the University of Hartford in 1985 and received his law degree from Georgetown University in 1988. After graduating from Georgetown, he was admitted to the District of Columbia bar and became associated with King & Newmyer. Although he no longer actively practices in Washington, he remains a member of the D.C. Bar.

JAMES R. SIMMONS--

Before joining Nadeau & Simmons, P.C. in 1991, Mr. Simmons practiced from 1988 to 1991 with Tillinghast Collins & Graham in its corporate, commercial and real estate departments. He serves on the Banks and Trusts Committee of the Rhode Island Bar Association and his practice is concentrated in the areas of corporate law, banking and commercial law, mortgage lending and real estate, bankruptcy, and creditors' rights.

Mr. Simmons is admitted to practice law in both Rhode Island and Massachusetts. He graduated magna cum laude from the University of Hartford in 1985 and received his law degree from George Washington University in 1988.

MARK T. THATCHER--

Mr. Thatcher has participated as a business and legal advisor for a number of public and privately held companies. He has been retained for federal and state securities compliance, venture capital analysis, public and private mergers and acquisition execution and corporate reorganization/restructuring planning. He has served as general counsel to both AMEX and NASDAQ issuers. Mr. Thatcher has guided six "start-up" companies from a position of limited revenue to an aggregate market capitalization of over $500,000,000.

In 1999, Mr. Thatcher joined the Providence law firm of Nadeau &
Simmons, P.C. in an "of-counsel" capacity. He is an honorary member of Alpha Kappa Delta and Sutton Award candidate.

Mr. Thatcher attended the University of Denver where he earned his law degree and masters in business administration. He is presently a member of the State Bar of Colorado; Court of Appeals, District of Columbia; Committee Member of the Securities Forum, Colorado, Washington, D.C. and the American Bar Association; and Member of the International Society of Business Law.
---------------------------------------------------------------
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, requires the Company's officers, directors and persons who beneficially own more than ten percent of the Common Stock to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent beneficial owners also are required by rules promulgated by the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon review of the copies of such forms furnished to the Company, or written representations that no Form 5 filings were required, the Company believes that during 1999 and 2000 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

COMMITTEES OF THE BOARD

The Company's Board has no committees.

BOARD AND COMMITTEE ATTENDANCE

In 1999 and 2000, the Board met informally on a number of occasions, voting on corporate actions by written consent. At the Meeting, the successors to the current Board will be elected for a term of office, such term to commence on the effective date of the Merger. The nominee directors who are chosen to fill vacancies on the Board shall hold office until the next election for which those nominee directors are chosen, and until their successors are duly appointed or elected by the shareholders.

THE NOMINEE DIRECTORS

The following table sets forth the ages of and positions and offices presently held by each nominee director of the Company. For information about ownership of the GOURMET'S securities by each nominee director, see "BENEFICIAL OWNERSHIP OF GOURMET SECURITIES."

                                   Date First
                                   Became            Positions and Offices
Name                    Age        Director          With the Company
--------------------    ------     ------            ---------------

Donna Lynes-Miller                                   Chairman, CEO and President

Jeffrey J. Miller                                    Director, Vice President

Albert Caproni, III                                  Director, Secretary and
                                                     Treasurer
------------------------------------------------------------------------------
Please see personal biographies below

Personal Biographies and Summary of Experience of Officers, Directors and
Advisors
------------------------------------------------------------------------------
DONNA LYNES-MILLER currently serves as Chairman of the Registrant. Lynes-Miller's strong background in strategic supply chain management for
The foodservice industry laid the foundation for a new foodservice model,
the virtual restaurant.   The virtual restaurant model addresses consumer
demand for quality meals and convenient service, as well as industry issues such as labor shortages, food safety, diminishing return-on-investment on the traditional bricks & mortar model, and real estate availability.

Prior to forming Gourmet Station LLC, she held the position of Sr. Vice President at A.F.C. Enterprises, a multi-brand foodservice organization With $3 billion in annual system sales, where she served in many capacities. From 1992 through 1995 Lynes-Miller was founder and President of POPCA and COPA, the national purchasing cooperatives for Popeyes and
Churchs.   From 1995 through 1998 she served as Sr. Vice President of
Product Management for Popeyes where research & development, quality assurance, and cooperative purchasing were organizationally linked in a process team environment to rapidly bring new products to market. From 1998 until June 1999 she reported to both the President and the C.E.O. of A.F.C. Enterprises on strategic projects including the development of A.F.C.'s five-year strategic vision and operating plan. Prior to joining A.F.C. in 1992, Lynes-Miller lead the Arby's purchasing cooperative, A.R.C.O.P., for thirteen years, where she served as President for eight years.

She served as Chairperson of the National Restaurant Association's Foodservice Purchasing Executive Group from 1987 through 1989 where she was Instrumental in developing the C.F.P.M., Certified Foodservice Purchasing Managers, program for foodservice purchasing executives. She earned her C.F.P.M. in 1989 and her C.P.M. certification in 1985 through the National Association of Purchasing Managers. In 1992 she completed a two-year term On the Board of Directors for CAPS, the Center for Advanced Purchasing Studies, an academic affiliate of the National Association of Purchasing Managers. In 1995 she served a one-year term on the board of directors for the National Cooperative Business Association. Lynes-Miller is a member of the Women's Foodservice Forum, and attended Middle Tennessee State University in Murfreesboro, Tennessee.

JEFFREY J. MILLER currently serves as Marketing and Management Consultant
to the Registrant.   His strong background in turnaround and start up
enterprises, marketing, management, and business strategy development round out the core competencies of the management team. Experienced in product management, brand management, e-commerce strategy, and operations, he provides in-house consulting support and special project work.

Mr. Miller is the Vice President of Marketing and an investor partner in AMREP, Inc. where has been employed since 1990. A specialty chemical manufacturer to the Industrial and Institutional, Automotive, and Consumer marketplaces, AMREP is one of largest privately held companies in the industry supplying most of the top distribution and retailing organizations.

He is a member of the American Marketing Association and International Sanitary Supply Association and is also a contributing author/creator of several trademarks and patents. He holds both a Bachelor of Business Administration and a Master of Science in Marketing from Georgia State University.

BLUE MARBLE MEDIA currently serves as Creative Partner for the Registrant. Blue Marble Media is an Atlanta based full-service agency specializing in branding, image development, broadcast, video, interactive and web design. Ben and Cara Barineau founded the company in 1995 and serve as creative directors and corporate officers.

In just its first five years of existence the Blue Marble Media team has been honored with more than 35 top awards from prestigious competitions such as: the New York International Film and Television Festival, the U.S. International Film and Video Awards, the Telly Awards, the CINDY Awards, ShowSouth, and the Atlanta Addy Awards, just to name a few.

Blue Marble Media's list of distinguished clients include AFC Enterprises (Popeyes, Churchs, Cinnabon & Seattle Coffee Company), AFA (Arby's), The Athletes Foot, BellSouth, CheckFree Corp., Coca-Cola Enterprises, The Federal Home Loan Bank of Atlanta, Fortis Family, the Hines Development Corporation, The Home Depot, McKinsey & Company, Milliken & Co., Printpack, Inc., Scientific-Atlanta, Inc., Siemens Corporation and World SPAN.

Albert Caproni, III earned his law degree from the University of Georgia in 1978 and an LL.M in tax law from New York University in 1984. Mr. Caproni is also a C.P.A., having worked in the tax department of Touch Ross & Co.'s Atlanta office for more than two years before joining a financial planning firm and enrolling at NYU. Prior to forming Cohen & Caproni, LLC, Mr. Caproni practiced for 13 years and was a partner at Merritt & Tenney, LLP, a mid-sized Atlanta law firm, where his practice focused on business, tax and estate planning law.

WILLIAM EDWARD BYRD currently serves as Chief Information Technology Officer for the Registrant. Byrd brings the benefits of a life-long career
In technology with Digital Equipment Corporation and Compaq.   He has
Managed IT projects for major commercial, state and federal customers in The Southeast. His background includes software analysis and design, applications and systems programming, service and project management. Byrd is also an experienced web master having designed and implemented web sites for both commercial and civic purposes.

Byrd is a five-time winner of the Excellence Award program from Digital as well as winning the District Challenge for two out of three years that the award was given. In 1999 Byrd was awarded the Joel Award by the Inman Park Neighborhood Association for outstanding community service. He holds a Bachelor of Science degree in Industrial and Systems Engineering from Georgia Institute of Technology.
-------------------------------------------------------

              CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The incoming Directors, incoming executive officers and greater than five percent shareholders of GOURMET purchased their shares of GOURMET common stock at an average price of $____ per share. Their options to purchase GOURMET common stock are exercisable at prices ranging from $_____ per share to $______ per share.

There is no public market for the Company's Common Stock. The GOURMET/CO Common Stock may be traded in the over-the-counter market in the near future, however, there can be no assurance as to the price at which trading in GOURMET/CO Common Stock will occur.

With respect to financial and other information relating to GOURMET/CO, Mark
T. Thatcher, Of Counsel, Nadeau & Simmons, P.C., whose address is c/o Nadeau & Simmons, P.C., 56 Pine Street, Providence, Rhode Island 02903 will file annual and periodic reports with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934. Copies of such reports may be inspected by anyone without charge at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Room 1024, Washington D.C. 20549, and copies may be obtained from the Commission at prescribed rates. In addition, the Company will provide without charge, upon the request of any stockholder, a copy of its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, has been filed with the Commission. Any such requests should be directed to Mark T. Thatcher, Esq., Nadeau & Simmons, P.C., 56 Pine Street, Providence, Rhode Island 02903.

No officer, director, promoter, or affiliate of the Company has or proposes to have any direct or indirect material interest in any asset proposed to be acquired by the Company through security holdings, contracts, options, or otherwise.

The Company maintains a mailing address at 56 Pine Street, Providence, Rhode Island 02903.


ITEM 8. COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

At inception of the Company, its Directors, Richard Nadeau, Jr., James R. Simmons and Mark T. Thatcher, each received one hundred thousand (100,000) shares of Common Stock valued at $0.0038 per share in consideration of pre-incorporation services rendered to the Company related to investigating and developing the Company's proposed business plan and capital structure, and completion of the incorporation and organization of the Company. No officer or director has received any other remuneration. The Company has no stock option, retirement, pension, or profit-sharing programs for the benefit of directors, officers or other employees, but the Board of Directors may recommend adoption of one or more such programs in the future.

INDEMNIFICATION AND LIMITATION OF LIABILITY

The Company's Articles of Incorporation include provisions which eliminate or limit the personal liability of the Company's directors except in situations when a director shall be liable for (i) a breach of Section 7-108-403 of the Colorado Business Corporation Act, including liability for improper dividends or distributions; (ii) a breach of loyalty; (iii) failure to act in good faith; (iv) intentional misconduct or knowing violation of the law; or (v) obtaining an improper personal benefit. In addition, the Articles of Incorporation allow for the indemnification of any director or officer to the fullest extent permitted by the Colorado Business Corporation Act as in effect at the time of the conduct of such person.

No employee of the Company receives any additional compensation for his services as a director. The Company has no retirement, pension or profit sharing program for the benefit of its directors, officers or other employees. The Board of Directors may recommend one or more such programs for adoption in the future.

The Company's current directors presently serve without compensation, but are entitled to reimbursement for reasonable and necessary expenses incurred on behalf of the Company.

The Company's current executive officers did not receive any compensation or other remuneration in his capacity as such during the year ended December 31, 2000 or to date in 2001. There were no stock options granted, exercised or held by any executive officer during the current fiscal year.

Although there is no current plan in existence, it is possible that the Company will adopt a plan to pay or accrue compensation to its officers and directors for services related to the GOURMET/CO business. See "Certain Relationships and Related Transactions." The Company has no stock option, retirement, pension, or profit-sharing programs for the benefit of directors, officers or other employees, but the Board of Directors may recommend adoption of one or more such programs in the future. It is possible that, after the Company successfully consummates the Plan with GOURMET, that GOURMET/CO may desire to employ or retain one or more members of the Company's management for the purposes of providing services to the surviving entity, or otherwise provide other compensation to such persons. However, the Company has adopted a policy whereby the offer of any post-transaction remuneration to members of management will not be a consideration in the Company's decision to undertake any proposed transaction. Each member of management has agreed to disclose to the Company's Board of Directors any discussions concerning possible compensation to be paid to them by any entity which proposes to undertake a transaction with the Company and further, to abstain from voting on such transaction. Therefore, as a practical matter, if each member of the Company's Board of Directors is offered compensation in any form from any prospective merger or acquisition candidate, the proposed transaction will not be approved by the Company's Board of Directors as a result of the inability of the Board to affirmatively approve such a transaction. No member of management of the Company will receive any finders fee, either directly or indirectly, as a result of their respective efforts to consummate the Plan outlined herein.

Notwithstanding the foregoing, Mark T. Thatcher has agreed to be retained by the Company as a general business consultant for a period of twelve (12) months following Mr. Thatcher's resignation as an officer and director at the Closing of this transaction. The services to be provided thereunder include, but are not limited to, drafting, preparing and converting to Edgar format and filing certain reports required to be filed by the Company.


ITEM 9. INDEPENDENT PUBLIC ACCOUNTANTS

Not Applicable


ITEM 10.  COMPENSATION PLANS

Not applicable.

ITEM  11. AUTHORIZATION OR ISSUANCE OF SECURITIES
          OTHERWISE THAN FOR EXCHANGE

Not Applicable


ITEM 12. MODIFICATION OR EXCHANGE OF SECURITIES

Not applicable.


ITEM 13. FINANCIAL AND OTHER INFORMATION

The Company and GOURMET hereby provide the information as required by paragraph (a) of this Item as follows:

                         PROVIDENCE CAPITAL V, INC.
                       (A DEVELOPMENT STAGE COMPANY)

                               BALANCE SHEET
                               MARCH 31, 2001

                                   ASSETS

                                      March  31,  2001  December  31, 2000
                                        (UNAUDITED)          (AUDITED)

TOTAL ASSETS                          $         0       $        0


               LIABILITIES AND STOCKHOLDERS' DEFICIT


Current liabilities:
  Accounts payable                     $    1,000              700
  Loan from officers                       18,675           17,975
      TOTAL CURRENT LIABILITIES            19,675           18,675

STOCKHOLDERS' DEFICIT:
  Common stock, $.001 par value;
   50,000,000 shares authorized,
   1,700,000 shares issued and
   outstanding                              1,700            1,700
  Paid in capital                           4,760            4,760
  Preferred stock, $.001 par value,
   50,000,000 shares authorized,
   no shares outstanding
  Deficit accumulated during the
   development stage                      (26,135)         (25,135)
                                        ---------        ---------
      TOTAL STOCKHOLDERS' DEFICIT         (19,675)         (18,675)
                                        ---------        ---------

TOTAL LIABILITIES AND STOCKHOLDERS'
  DEFICIT                               $       0        $       0
                                        =========        =========

                SEE NOTES TO UNAUDITED FINANCIAL STATEMENTS.

                         PROVIDENCE CAPITAL V, INC.
                       (A DEVELOPMENT STAGE COMPANY)

                          STATEMENT OF OPERATIONS
                                (UNAUDITED)
                 THREE MONTHS ENDED MARCH 31, 2001 AND 2000
         AND THE PERIOD FROM NOVEMBER 24, 1999 (DATE OF INCEPTION)
                             TO MARCH 31, 2001

                                  Three Months     Three Months      November  24,1999
                                  Ended            Ended             (Inception) to
                                  MARCH  31, 2001  MARCH 31,  2000   MARCH  31, 2001
REVENUE                           $        0       $        0        $        0

EXPENSES:
  Professional fees                    1,000              900            23,346
  Organization costs                                                      2,789
                                                                     ----------
      TOTAL EXPENSES                   1,000              900            26,135
                                  ----------       ----------        ----------
NET LOSS                          $   (1,000)      $     (900)       $  (26,135)
                                  ==========       ==========        ==========

Loss Per Common Share             $     (.00)      $     (.00)       $     (.02)
                                  ==========       ==========        ==========

                SEE NOTES TO UNAUDITED FINANCIAL STATEMENTS.

                         PROVIDENCE CAPITAL V, INC.
                       (A DEVELOPMENT STAGE COMPANY)

                     STATEMENT OF STOCKHOLDERS' DEFICIT
                                (UNAUDITED)
                 THREE MONTHS ENDED MARCH 31, 2001 AND 2000
         AND THE PERIOD FROM NOVEMBER 24, 1999 (DATE OF INCEPTION)
                             TO MARCH 31, 2001

                                             Common
                                             Stock               Additional
                                        -------------------      Paid in
                                      Shares         Amount      Capital     Deficit
                                      -------        ------      -------     -------
BALANCE AT NOVEMBER 24, 1999                  0      $     0     $     0     $      0

ISSUANCE OF COMMON STOCK:
  Stock issued for services rendered
  at inception                          734,000          734
  Additional paid in capital                                       2,055

Net loss for the period from
  November 24, 1999 through                                                   (18,414)
  December 31, 1999                    ---------     -------     -------     ---------

BALANCE AT DECEMBER 31, 1999            734,000          734       2,055      (18,414)

Net loss for the three months ended
  March 31, 2000                                                                 (900)
                                       ---------     -------     -------     ---------

BALANCE AT MARCH 31, 2000               734,000          734       2,055      (19,314)
  Stock issued for services rendered    966,000          966
  Additional paid in capital                                       2,705

Net loss for the year ended
  December 31, 2000                                                            (5,821)
                                       --------      -------     -------     ---------

BALANCE AT DECEMBER 31, 2000          1,700,000        1,700       4,760      (25,135)

Net loss for the three months ended
  March 31, 2001                                                               (1,000)
                                       --------      -------     -------     ---------

BALANCE AT MARCH 31, 2001             1,700,000      $ 1,700     $ 4,760     $(26,135)
                                      =========      =======     =======     =========

                SEE NOTES TO UNAUDITED FINANCIAL STATEMENTS.

                         PROVIDENCE CAPITAL V, INC.
                       (A DEVELOPMENT STAGE COMPANY)

                          STATEMENT OF CASH FLOWS
                                (UNAUDITED)
                 THREE MONTHS ENDED MARCH 31, 2001 AND 2000
         AND THE PERIOD FROM NOVEMBER 24, 1999 (DATE OF INCEPTION)
                             TO MARCH 31, 2001

                                        Three Months     Three Months     November  24,1999
                                        Ended            Ended            (Inception) to
                                        MARCH  31, 2001  MARCH 31, 2000   MARCH  31, 2001
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                              $       (1,000)  $        (900)   $   (26,135)
  Adjustments to reconcile net loss to
    net cash provided by operating
    activities:
   Services performed for stock                                                 6,460
   Increase in accounts payable                    300             900          1,000
                                        ---------------  -------------    ----------------
     NET CASH PROVIDED BY OPERATING
      ACTIVITIES                                  (700)              0        (18,675)
                                        --------------   -------------    ----------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Increase in loan from officers                   700                         18,675
                                        --------------   -------------    ----------------
     NET CASH PROVIDED BY FINANCING
      ACTIVITIES                                   700                         18,675
                                        --------------   -------------    ----------------
INCREASE IN CASH AND CASH EQUIVALENTS                0               0              0

CASH AND CASH EQUIVALENTS, BEGINNING
  OF PERIOD                                          0               0              0
                                        --------------   -------------    ----------------
Cash and cash equivalents, end of
  period                                $            0   $           0    $         0
                                        ==============   =============    ================


                SEE NOTES TO UNAUDITED FINANCIAL STATEMENTS.

                         PROVIDENCE CAPITAL V, INC.
                       (A DEVELOPMENT STAGE COMPANY)

                       NOTES TO FINANCIAL STATEMENTS
                                (UNAUDITED)
                               MARCH 31, 2001


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Organization and Development Stage Operations

     PROVIDENCE Capital V, Inc. (a Development Stage Company) (the Company) was incorporated on November 24, 1999, in the State of Colorado. The Company is in the development stage and its intent is to operate as a capital market access corporation and to acquire one or more existing businesses through merger or acquisition. The Company has had no significant business activity to date. The Company has selected the calendar year as its fiscal year. Costs associated with organization have been expensed in accordance with SOP 98-5.


     STOCK-BASED COMPENSATION

     The Company  accounts for stock-based compensation under Statement of Financial Accounting Standards ("SFAS") No. 123 "Accounting for Stock-Based Compensation". The Company accounts for stock-based compensation based on the fair value of the consideration received or the fair value of the stock issued, whichever is more reliably measurable.


     Estimates

     The  preparation  of   the   Company's   financial  statements  in
     conformity with generally accepted accounting principles requires the Company's management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.



2.   STOCKHOLDERS' EQUITY

     On November 24, 1999, the Company issued seven hundred thirty-four thousand (734,000) shares of its $.001 par value common stock for services, rendered by related parties, valued at their fair market value of $2,789. The shares were issued pursuant to Rule 701 of the Securities Act of 1933 (the "Act") and are restricted securities within the meaning of Rule 144 of the Act.

     On June 15, 2000, the Company issued nine hundred sixty-six thousand (966,000) shares of its $.001 par value common stock for services, rendered by related parties, valued at their fair market value of $3,671. The shares were issued pursuant to Section 4(2) of the Securities Act of 1933 (the "Act") and are restricted securities within the meaning of Rule 144 of the Act.

     The Company authorized 50,000,000 shares of Series A convertible preferred stock with a par value of $.001 per share. Currently, there are no shares outstanding. Each share of preferred stock can be converted into one share of common stock and each share is entitled to one vote, voting together with the holders of shares of common stock.

                                                                 (CONTINUED)

                         PROVIDENCE CAPITAL V, INC.
                       (A DEVELOPMENT STAGE COMPANY)

                       NOTES TO FINANCIAL STATEMENTS
                                (UNAUDITED)
                               MARCH 31, 2001


3.   RELATED PARTY TRANSACTIONS

     Of the $18,975 of the loan from officers, $15,625 was for legal services rendered in connection with business planning and compliance. Those legal services were rendered by shareholders of the Company. The balance of $3,350 was for accounting services paid by the officers.

     As described in footnote #2 the Company issued common stock for services provided by related parties that are valued at the fair market value of $6,460.



4.   INCOME TAXES

     Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Company's net deferred tax asset balances are attributable to net operating loss carryforwards. At March 31, 2001, the Company's deferred tax asset consisted of the following:

          Deferred tax asset                      $  7,800
          Valuation allowance                       (7,800)

            Net deferred tax assets recognized on the accompanying
            balance sheets                        $      0


     The components of the income tax provision (benefit) consisted of the following for the periods ended March 31, 2001 and 2000, December 31, 2000 and from November 24, 1999 (inception) to March 31, 2001.

                                                                     November 24,1999
                                 March 31,   March 31, December 31,  (Inception) to
                                 2001        2000      2000          MARCH 31, 2001
Current                          $      0    $      0  $      0      $      0
Deferred                           (1,000)     (1,000)   (7,500)       (7,800)
                                 --------    --------  --------      ---------

Tentative tax provision (benefit)  (1,000)     (1,000)   (7,500)       (7,800)
Change in valuation allowance       1,000       1,000     7,500         7,800
                                 ---------   --------- ---------     ---------
  Net income tax provision
    (benefit)                    $      0    $      0  $      0      $      0
                                 =========   ========= =========     =========

     The Company has a net operating and economic loss carryforward of approximately $18,975 available to offset future federal and state taxable income through 2019 as follows:

      YEAR OF EXPIRATION                             AMOUNT

             2019                                  $18,400
             2020                                  $ 6,700

                                                                 (CONTINUED)

                         PROVIDENCE CAPITAL V, INC.
                       (A DEVELOPMENT STAGE COMPANY)

                       NOTES TO FINANCIAL STATEMENTS
                                (UNAUDITED)
                               MARCH 31, 2001


5.    SUBSEQUENT EVENT

     On March 29, 2001, the merger of Providence Capital V, Inc. and GS-GA (formerly, The Gourmet Station, LLC) closed. The delaying effective date of the merger is July 31, 2001.

     On May 18, 2001, in anticipation of the merger, PC reacquired
     950,000 shares of its common stock from its stockholders at its $.001 par value.

     Effective on July 31, 2001 the GS-GA will merge with and into Providence Capital V, Inc. Pursuant to the Plan of Merger, GS-GA will cease to exist and the surviving company, Providence Capital V, Inc. will change its name to Gourmet Station, Inc. The shareholders of the GS-GA will receive 3,250,000 shares (or 81%) of $.001 par value common stock of the Company by converting each share of GS-GA common stock into 3,250 shares of common stock of the Company. The remaining 750,000 shares (or 19%) of the Company are held by the former shareholders of Providence Capital V, Inc. The Merger is accounted for as a reverse acquisition resulting in the common stock of the public company "Acquiree" (Providence Capital V, Inc.) and the retained earnings of the Non-Public "Acquiror" (the Predecessor Company) being carried forward into the Merged Company (GS, formerly The Gourmet Station,
     LLC).

                         INDEPENDENT AUDITOR'S REPORT

To the Members of
The Gourmet Station, LLC
(A Development Stage Company)

We have audited the accompanying balance sheet of The Gourmet Station, LLC
(a development stage company) as of December 31, 2000 and the related statements of operations, changes in members' capital and cash flows for the year ended December 31, 2000 and for the period from June 29, 1999 (Date of Inception) to December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As discussed in Note 1 to the financial statements, the Company was incorporated on June 29, 1999 and is in the development stage and had minimal operations to date.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Gourmet Station, LLC as of December 31, 2000, and the results of its operations and its cash flows for the year ended December 31, 2000 and for the period from June 29, 1999 (date of inception) to December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company's has suffered recurring losses from operations as a development stage company. This situation raises substantial doubt about its ability to continue as a going concern. The member's plans in regard to these matters are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty


Providence, Rhode Island        /s/ Cayer Prescott Clune & Chatellier, LLP
March 30, 2001                  CAYER PRESCOTT CLUNE & CHATELLIER, LLP

                          THE GOURMET STATION, LLC
                       (A Development Stage Company)

                               BALANCE SHEET
                             DECEMBER 31, 2000

ASSETS
Current assets:
  Cash                                 $     2,654
  Inventory                                 30,216
                                       -----------
      Total current assets                  32,870
                                       -----------

Property and equipment, net                 53,032
                                       -----------
Other assets:
  Deposits                                   2,200
  Trademark, net                             7,636
                                       -----------

      Total other assets                     9,836
                                       -----------

      TOTAL ASSETS                     $    95,738
                                       ===========


                          LIABILITIES AND MEMBERS' CAPITAL



Current liabilities:
  Accounts payable                     $    5,936
  Pending gift certificates                 8,415
  Current portion of lease payable          5,860
  Shareholder loan payable                 15,636
                                       -----------

      Total current liabilities            35,847
                                       -----------

Long-term liabilities:
  Shareholder loan payable                 53,828
  Long-term portion of lease payable        5,292
                                       -----------

      Total long-term liabilities          59,120
                                       -----------

Members' capital                              771

                                       -----------

TOTAL LIABILITIES AND MEMBERS' CAPITAL $   95,738
                                       ===========

SEE NOTES TO FINANCIAL STATEMENTS.

                             THE GOURMET STATION, LLC
                           (A Development Stage Company)

                             STATEMENT OF OPERATIONS
      FOR THE PERIOD JUNE 29, 1999 (DATE OF INCEPTION) TO DECEMBER 31, 2000


                                                                 June 29, 1999
                                            Year Ended          (Inception) to
                                        December 31, 2000      December 31, 2000
Sales                                   $    18,645          $      18,645
Cost of goods sold                           10,768                 10,768
                                        -----------------    -----------------
Gross profit                                  7,877                  7,877
                                        -----------------    -----------------
Selling and administrative expenses:
  Administrative                             48,678                 61,856
  Selling                                   111,977                129,550
                                        -----------------    -----------------
   Total selling and administrative
    expenses                                160,655                191,406
                                        -----------------    -----------------
Net loss                                   (152,778)              (183,529)

Members' capital, beginning of the
 Period                                     153,549                184,300
                                        -----------------    -----------------
Members' capital, end of period         $       771          $         771
                                        =================    =================


SEE NOTES TO FINANCIAL STATEMENTS.

                              THE GOURMET STATION, LLC
                            (A Development Stage Company)

                      STATEMENT OF CHANGES IN MEMBERS' CAPITAL
        FOR THE PERIOD JUNE 29, 1999 (DATE OF INCEPTION) TO DECEMBER 31, 2000


Members' capital, June 29, 1999       $   184,300

Net loss                                  (30,751)

Members' capital, December 31, 1999       153,549

Net loss                                 (152,778)

Members' capital, December 31, 2000   $       771


SEE NOTES TO FINANCIAL STATEMENTS.

                           THE GOURMET STATION, LLC
                         (A Development Stage Company)

                            STATEMENT OF CASH FLOWS
                         YEAR ENDED DECEMBER 31, 2000
              FOR THE PERIOD JUNE 29, 1999 (DATE OF INCEPTION)
                              TO DECEMBER 31, 2000

                                                                   June 29, 1999
                                                      Year Ended  (Inception) to
                                                      December 31,  December 31,
                                                          2000         2000

Cash flows from operating activities:
  Net loss                                             $ (152,778)   $(183,529)
  Adjustments to reconcile net loss to
    net cash provided by operating
    activities:
   Amortization                                               355          355
  Depreciation                                             13,620       14,013
  Increase in inventory                                   (30,215)     (30,215)
  Decrease in accounts receivable                         124,480
  Increase in accounts payable                              5,936        5,936
  Increase in trademark                                    (7,992)      (7,992)
  Increase in deposits                                                  (2,200)
  Increase in gift certificates                             8,415        8,415
                                                       -----------   -----------
      Net cash used by operating activities               (38,179)    (195,217)
                                                       -----------   -----------
Cash flows from investing activities:
  Purchase of property and equipment                     (26,2939)     (50,934)
  Shareholder loan payable                                 69,464       69,464
                                                       -----------   -----------
      Net cash provided by investing activities            43,171       18,530
                                                       -----------   -----------

Cash flows from financing activities:
  Principal payments under capital lease obligations       (4,959)      (4,959)
  Contributions from partners                                          184,300
                                                       -----------   -----------
      Net cash provided (used) by financing activities     (4,959)     179,341
                                                       -----------   -----------
Increase in cash and cash equivalents                          33        2,654

Cash and cash equivalents, beginning of period              2,621            0
                                                       -----------   -----------
Cash and cash equivalents, end of period               $    2,654    $   2,654
                                                       ===========   ===========

Supplemental disclosure of cash flow information:
  Cash paid during the period for:
  Interest                                             $    2,122    $   2,122
                                                       ===========   ===========

SEE NOTES TO FINANCIAL STATEMENTS.

                              THE GOURMET STATION, LLC
                            (A Development Stage Company)

                            NOTES TO FINANCIAL STATEMENTS
                                  DECEMBER 31, 2000


1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Development Stage Operations

The Gourmet Station, LLC (a Development Stage Company) (the Company) was incorporated on June 29, 1999, in the State of Georgia. The Company is in the development stage and its intent is to engage in the business of providing complete gourmet dinners ordered via the internet and delivered via UPS to upscale customers. The Company has had minimal business activity to date.
The Company has selected the calendar year as its fiscal year. Costs associated with organization have been expensed in accordance with SOP 98-5.

Property and Equipment

Furniture, equipment and leasehold improvements are stated at cost. Depreciation is provided utilizing the straight-line method over their useful lives, generally three to seven years.

Inventories

Inventories are stated at the lower of cost or market. Cost is determined by the first-in, first-out (FIFO) basis.

Estimates

The preparation of the Company's financial statements in conformity with generally accepted accounting principles requires the Company's management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

Revenue Recognition

Revenues from gourmet meals sold are recognized when orders are shipped.

Organizational Structure

The Company has been organized as a limited liability company. Under this form or organization, the members are not liable for the debts of the Company. The Company will continue as an LLC until death, dissolution, permanent disability, voluntary withdrawal or dismissal of a members.

Advertising Costs

Advertising expense incurred and included in selling, general, and administrative expenses was approximately $59,422 for the year ended December 31, 2000.

(CONTINUED)

                              THE GOURMET STATION, LLC
                            (A Development Stage Company)

                            NOTES TO FINANCIAL STATEMENTS
                                  DECEMBER 31, 2000


2.	GOING CONCERN

The financial statements of the Company have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. Accordingly, the financial statements do not include any adjustments that might be necessary should the Company be unable to continue in existence.

The Company had been in the development stage since its inception in 1999 to present and has incurred substantial cumulative losses from its inception through December 31, 2000 amounting to $183,529. The Company's ability to meet its future obligations is dependent upon the success of its products in the marketplace and its ability to raise capital until the Company's products can generate sufficient operating revenues. These factors raise doubt about the Company's ability to continue as a going concern. The members believe that that actions presently taken and currently being contemplated will provide for the Company to continue as a going concern. Such actions include the generation of revenues from operations, raising capital through debt issuance and additional sales of Company common stock.

3.	MEMBERS' CAPITAL

On June 29, 1999, the members contributed $184,300 to the Company. As of December 31, 2000, the members' capital account is $771, which reflects net losses totaling $183,529 from June 29, 1999 (inception) to December 31, 2000.

4.	RELATED PARTY TRANSACTIONS

The shareholder loan payable consists of an unsecured loan payable to the managing member with interest payable at 10% per annum. The principal, plus all accrued interest is due and payable in full on March 31, 2002.

5.	CASH AND CASH EQUIVALENTS

At December 31, 2000, the carrying amount of the Company's deposits were $2,654 and the bank balance was $5,938. Of the bank balance, $5,938 was covered by federal depository insurance and none was uninsured.

6.	PROPERTY AND EQUIPMENT

	Property and equipment consisted of the following at December 31, 2000:

                 Equipment                       $  61,804
                 Furniture and fixtures              1,349
                 Leasehold improvements              3,892
                                                 ---------
                 Total property and equipment       67,045
                 Less:  accumulated depreciation   (14,013)
                                                 ---------
                 Net property and equipment      $  53,032
                                                 =========

	Depreciation expense for the year ended December 31, 2000 was $13,620.

(CONTINUED)

                          THE GOURMET STATION, LLC
                        (A Development Stage Company)

                        NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000


7.	TRADEMARKS

The trademarks are being amortized on a straight-line basis over 15 years. The total amortization for the year ended December 31, 2000 was $355.



8.	CAPITAL LEASES

The Company's capital leases consist of a computer equipment lease and software.

As of December 31, 2000, future minimum rental commitments under capital leases are as follows:


Year Ended
-----------
December 31, 2001               $  7,174
December 31, 2002                  5,261
December 31, 2003                     89
                                --------
Future minimum rental payments    12,524
Interest portion of payments      (1,372)
                                --------
Obligation under capital leases $ 11,152
                                ========

9.	INCOME TAXES

No provision is made for income taxes. Taxes are paid by the members on their individual income tax returns based on their percentage of ownership interest.

10.	MEMBERSHIP ALLOCATIONS, CLASSES, AND PERCENTAGES OF OWNERSHIP INTEREST

Profits and losses from operations are allocated to the managing member
"Class I" until the cumulative profits allocated are equal to the cumulative losses allocated. The profits and losses from operations will then be allocated to the second, third, fourth, fifth, and sixth members to "Class I" according to their percentages of ownership interest.

Below are the percentages of ownership interest and members:


                                                         Percentage of
Members                             Class                Ownership Interest
---------------------               --------------       -------------------
Donna Lynes-Miller
Managing                            Class I               57.7450
Jeffrey J. Miller                   Second to Class I     14.0850
William E. Byrd                     Third to Class I       7.0425
Cohen & Caproni, LLC                Fourth to Class I      7.0425
Blue Marble Media, Inc.             Fifth to Class I       7.0425
Mitchell Conrad Family, L.P.        Sixth to Class I       7.0425
                                    -------------------
                                    Total                100.0000

(CONTINUED)

                            THE GOURMET STATION, LLC
                         (A Development Stage Company)

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000


11.	OPERATING LEASE

In December 1999, the Company entered into a lease agreement for a fulfillment center under an operating lease that expires in December 2002. Total rent expense for the year ended December 31, 2000 amounted to approximately $19,800. The lease payments will increase at a rate of 5 percent per year for the term of the lease.

		Minimum future lease payments are as follows:

2001            $ 20,790
2002              21,830
Total           $ 42,620

12.	SUBSEQUENT EVENTS

On January 5, 2001, the members of the Gourmet Station, LLC acquired all of the 1,000 outstanding shares, of the 10,000 shares authorized, of no par value common stock of GS Operations Corp., a Georgia corporation, and transferred to GS Operations Corp., as their capital contributions 100 percent of the members' interests of The Gourmet Station, LLC. The name of the corporation is GS Operations Corp., d/b/a through its wholly owned LLC, The Gourmet Station, LLC.

On July 31, 2001, GS Operations Corp. will close a merger with Providence Capital V, Inc. (Providence), a Colorado corporation. The merger is accounted for as a reverse merger under generally accepted accounting principles wherein GS Operations Corp. stockholders will retain a majority interest in the surviving entity. Providence will issue three million, two hundred fifty thousand (3,250,000) restricted shares of common stock to allow for the conversion of the outstanding shares of GS Operations Corp. common stock to be converted on a basis of three thousand, two hundred fifty shares (3,250) for each share of GS OPERATIONS Corp. common stock issued and outstanding. Providence Capital V, Inc., designated as the surviving corporation in the merger, will change its name to Gourmet Station, Inc. Upon completion of the merger, GS Operations Corp. shareholders will own 81.25% of the 4,000,000 fully diluted, issued and outstanding common shares of the surviving corporation.

(CONCLUDED)

                               GOURMET
                 MANAGEMENT'S DISCUSSION AND ANALYSIS OF
              FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with the Financial Statements and related notes thereto.

PLAN OF OPERATION

GOURMET does not currently have any external sources of working capital. GOURMET's Management has not entered into any commitments for significant capital expenditures. Furthermore, there are no plans to hire additional employees unless Management is successful in securing a substantial capital infusion.

On March 29, 2001 GOURMET entered into the Agreement with Providence (the "Transaction"). This Transaction is structured as a Merger whereby the existing shareholders of GOURMET will obtain control of Providence. Upon completion of this Transaction, there can be no Assurance that the combined companies will have sufficient funds to Undertake any significant development, marketing and operating activities. Accordingly, the combined companies will be required to either seek additional debt or equity financing or obtain funding from third parties, in exchange for which the combined companies might be required to issue a substantial equity position. There is no assurance that the combined companies will be able to obtain additional financing on terms acceptable to the combined companies. If Management is successful in obtaining additional funding, these funds will be used primarily to provide working capital needed for repayment of outstanding notes payable, operations, sales and marketing expense and to finance research, development and advancement of intellectual property concerns. A description of the GOURMET business is provided in ITEM 14.

LIQUIDITY AND CAPITAL RESOURCES

The Company will carry out its plan of business as discussed below.

RESULTS OF OPERATIONS

During the period from November 24, 1999 (inception) through March 31,
2001, the Company has engaged in development, early stage sales operations, acquisition of capital and preparation for reporting as a registrant under Section 12 of the Securities Exchange Act of 1934, as amended. $_____________ in revenues was received by the Company during this period.

NEED FOR ADDITIONAL FINANCING

The Company believes that its sources of capital, including existing funds and/or financial transactions in progress, will be sufficient to meet the Company's cash needs, including the costs of compliance with the continuing reporting requirements of the Securities Exchange Act of 1934, as amended, for a period of approximately one year.

INCOME TAXES

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS 109") issued by the Financial Accounting Standards Board ("FASB"), under which deferred tax assets and liabilities are provided on differences between the carrying amounts for financial reporting and the tax basis of assets and liabilities for income tax purposes using the enacted tax rates. Under SFAS 109, deferred tax assets may be recognized for temporary differences that will result in deductible amounts in future periods. A valuation allowance is recognized; if on the weight of available evidence, it is more likely than not that some portion or the entire deferred tax asset will not be realized.

RECENT ACCOUNTING PRONOUNCEMENTS

Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of" ("SFAS 121") issued by the FASB, is effective for financial statements for fiscal years beginning after December 15,1995. The standard establishes new guidelines regarding when impairment losses on long-lived assets, which include plant and equipment, certain identifiable intangible assets, and goodwill, should be recognized and how impairment losses should be measured.

The Company does not expect adoption to have a material effect on its financial position or results of operations. Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("SFAS 123") issued by the FASB, is effective for specific transactions entered into after December 15, 1995. The disclosure requirements of SFAS 123 are effective for financial statements for fiscal years beginning no later than December 15, 1995. The new standard established a fair value method of accounting for stock-based compensation plans and for transactions in which an entity acquires goods or services from non-employees in exchange for equity instruments. The Company does not expect adoption to have a material effect on its financial position or results of operations.

FORWARD LOOKING STATEMENTS

This Management's Discussion and Analysis of Financial Condition and Results of Operations includes a number of forward-looking statements that reflect Management's current views with respect to future events and financial performance. Those statements include statements regarding the intent, belief or current expectations of GOURMET and members of its management team as well as the assumptions on which such statements are based.

Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risk and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements.

The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in the future operating results over time. The Company believes that its assumptions are based upon reasonable data derived from and known about its business and operations and the business and operations of GOURMET. No assurances are made that actual results of operations or the results of GOURMET'S future activities will not differ materially from its assumptions.


ITEM 14. MERGERS, CONSOLIDATIONS, ACQUISITIONS AND SIMILAR MATTERS

COMPLETION OF THE MERGER

An Agreement and Plan of Merger and Reorganization was executed on March 29, 2001, by and among Providence and GOURMET, who joined in the execution of the Agreement for the purpose of making certain covenants regarding the Transaction contemplated therein. Providence is a corporation duly organized and validly existing under the laws of the state of Colorado, with its registered office at 17 West Cheyenne Mountain Blvd., Colorado Springs, Colorado 80906, its principal executive office at 1250 Turks Head Building, and its phone number is (401) 272-5800; GOURMET is a corporation duly organized and validly existing under the laws of the state of Georgia, with its registered office located in the city of Atlanta, State of Georgia, its principal executive office at 1062 Euclid Avenue, NE Atlanta, GA 30307, and its phone number is (404) 529-9830.

The respective boards of directors of Providence and GOURMET deemed it desirable and in the best interests of their respective corporations, for Providence to acquire the outstanding capital stock of GOURMET in exchange for the issuance of shares of the common stock of Providence and have proposed, declared advisable and approved such merger (the "GOURMET Merger") pursuant to the Agreement, which Agreement has been duly approved by resolutions of the respective boards of directors of Providence and GOURMET.

The GOURMET Merger will become effective on July 22, 2001, such date being the later upon which (i) amended Articles of Incorporation are filed with the Secretary of State of Colorado and (ii) a Certificate of Merger is filed with the Secretary of State of Georgia. The "Closing Date" will be on or within one (1) business day of the date the Agreement is approved by the shareholders of Providence.

The GOURMET Merger is intended to qualify as an I.R.C. 368(b) tax-free reorganization. At the Closing, (a) GOURMET shall deliver to Providence a statement (in such form as may be reasonably requested by counsel to Providence) conforming to the requirements of Section 1.897-2(h)(1)(i) of the United States Treasury Regulations, and (b) GOURMET shall deliver to the IRS the notification required under Section 1.897-2(h)(2) of the United States
Treasury Regulations.

EFFECT OF GOURMET MERGER

In all other respects, the identity, existence, purposes, powers, objects, franchises, rights, and immunities of Providence shall continue unaffected and unimpaired by the GOURMET Merger.

The laws of Colorado shall continue to govern GOURMET. On and after the Effective Date, the articles of incorporation of GOURMET shall be the articles of incorporation of Providence until further amended in the manner provided by law and in such articles of incorporation (the "Articles"). On the Effective Date, the bylaws of GOURMET shall be the bylaws of Providence (the "Restated Bylaws") until altered, amended, or repealed, or until new bylaws shall be adopted in accordance with the provisions of law, the Articles, and the Restated Bylaws.

CONVERSION OF GOURMET'S STOCK AND OTHER SECURITIES

GOURMET shareholders will surrender one hundred percent (100%) of their issued and outstanding common and preferred shares to Providence on the date of execution of the Agreement. In exchange for receipt of one hundred percent (100%) of GOURMET shares, Providence, on the terms and subject to the conditions herein set forth, shall issue and deliver to GOURMET shareholders:

On the Closing Date, 3,250,000 Common Shares, $0.001 par value ("Providence Common Stock"), of Providence, on a 3,250 to 1 basis, registered in the name of each GOURMET shareholder or its nominee.

--Providence Common Stock

None of the currently issued and outstanding shares of Providence Common Stock, par value $.001 per share, issued and outstanding at the effective time of the GOURMET Merger shall be converted as a result of the GOURMET Merger;

--Fractional Interests

No fractional shares of preferred or common stock of Providence or certificate or scrip representing the same shall be issued. In lieu thereof each holder of GOURMET shares having a fractional interest arising upon such conversion will be rounded up into one full additional share of common stock of Providence;

--Status of Common Stock

All shares of common stock of Providence into which GOURMET shares are converted as herein provided shall be fully paid and non-assessable and shall be issued in full satisfaction of all rights pertaining to such Providence Common Stock;

--Independent Appraisal, Right to Dissent and Obtain Payment for Shares

Procedures for Protection of Dissenter's Rights. In order to establish a "fair value" for the GOURMET shares which are paid in cash in lieu of conversion into the shares of Providence, the Board of Directors of GOURMET shall establish the value of GOURMET shares prior to the GOURMET Merger, and shall afford to such shareholders of GOURMET all of the rights, and implement the procedures for protection of dissenters' rights, pursuant to the provisions of the Georgia Business Corporation Act, as amended, the terms and provisions of which are hereby incorporated by reference and made a part hereof.

GOURMET SHAREHOLDER DISSENTER'S RIGHTS

The approval of The GOURMET Merger by GOURMET's Shareholders was unanimous. As such, there were no Dissenters and, hence, no need for the provision of Dissenter's rights.

INVESTMENT REPRESENTATION LETTER

At the Closing, each of the GOURMET shareholders shall execute and deliver to GOURMET an investment representation letter statement in such form as may be reasonably requested by counsel.

AMENDMENT TO ARTICLES OF INCORPORATION

The Board of Directors have unanimously approved for the restatement and amendment of the Company's Articles of Incorporation in order to change Providence's name to "GOURMET STATION, INC.".

Approval of the restatement and amendment will not result in any other material amendment or change to the Registrant's Articles of Incorporation. The restatement and amendment is required to effect Providence's acquisition of GOURMET.

MARKET RISKS AND OTHER BUSINESS FACTORS

In passing the Private Securities Litigation Reform Act of 1995 (the "Reform Act"), Congress encouraged public companies to make "forward looking statements" by creating a safe harbor to protect companies from securities law liability in connection with forward-looking statements. We intend to qualify both our written and oral forward-looking statements for protection under the Reform Act and any other similar safe harbor provisions.

Generally, forward-looking statements include expressed expectations of future events and the assumptions on which the expressed expectations are based. All forward looking statements are inherently uncertain as they are based on various expectations and assumptions concerning future events and they are subject to numerous known and unknown risks and uncertainties which could cause actual events or results to differ materially from those projected.

Due to those uncertainties and risks, the investment community is urged not to place undue reliance on our written or oral forward looking statements. We undertake no obligation to update or revise our for forward looking statements to reflect future developments. In addition, we undertake no obligation to update or revise forward looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

BUSINESS DESCRIPTION

DESCRIPTION OF THE BUSINESS--GOURMET

Gourmet was originally established as a Georgia limited liability company named The Gourmet Station, LLC on June 29, 1999 (the "LLC"). GS Operations Corp. was incorporated as a Georgia corporation on January 5, 2001. The members of the LLC transferred their interest to GOURMET in exchange for stock in GOURMET. As a result, the LLC is a wholly-owned subsidiary of GOURMET. Hereinafter, unless otherwise specified, the LLC and GOURMET are referred to as "GourmetStation." Hereinafter, the merged entities (Providence and GOURMET) are collectively referred to as the "Company."

GourmetStation is in the business of providing complete gourmet dinners ordered via the Internet or telephone and delivered via UPS next-day or via courier same-day to upscale consumers. GourmetStation's core product is exceptional, chef-crafted cuisine from four international menus referred to as "lines." Line selection was based upon U.S. consumer's preference for ethnic cuisine from McKinsey & Company research. GourmetStation achieves efficiencies through outsourcing production of all food products to specialty foodservice manufacturers. High quality, gourmet frozen food is received in institutional packaging and repacked in upscale consumer packaging in a USDA inspected facility. GourmetStation's repack processes create efficiencies, such as reduced waste, that are greater than achieved in a production environment, such as a restaurant.

A Gourmet Feast-for-Two includes artisan bread for two, two soups, two entrees, two accompaniments (side dishes), dessert for two, fresh ground specialty coffee and after dinner candy, floating candle, matches, linen-like napkins and disposable temperature probes to insure proper heating.

The term "gourmet" or "chef crafted" refers to food products that are unique and too difficult for the average consumer to prepare at home. An
example  is salmon en croute from the Parisian Line.   This  product  is  a
delicate puff  pastry  with a distinctive fish ensigna topper surrounded by
Norwegian salmon and delicate  herb  cheese.   The en croute is served with
lemon herb sauce, a white cream sauce with chives, tarragon and lemon juice. Another example of a difficult to prepare at home item is the Santa Fe Smoked Stuffed Pork Chop from the Baja Line. The center cut, two-inch thick chop is naturally smoked with real fruitwoods and is stuffed with pork sausage, New Mexican green chiles, and apples. It is served with roasted pepper sauce.

THE SERVICES:  Next-Day Delivery and Same-Day Delivery

Next-Day: UPS conveniently delivers GourmetStation high quality products via
ground and  air  services.   UPS enables delivery to every ZIP code in the
continental U.S. Through June 18, 2001 UPS has achieved 98.8% service reliability. Next-day delivery is used by consumers to fulfill a) gift needs and b) special occasion in-home dining needs.

Same-Day: In June 2001 GourmetStation tested and launched same-day service to over 150 Atlanta ZIPS using local couriers. Same-day delivery is used by consumers to fulfill the spontaneous purchase for in-home dining.

Six convenience factors resulting from the product and the service are as follows:

o Ordering and paying for product via secure web site 24X7
o Ordering via telephone for those consumers who are not web savvy
o Receiving next-day delivery to all ZIPS in continental US
o Receiving same-day delivery to over 150 Atlanta ZIPS
o Heating and serving a four-course gourmet dinner in about 30 minutes
o Reusing tastefully decorated packaging

PRODUCT USES

During concept development it was projected that the product would have uses as follows: 1) Gifts (business & personal) and 2) Self-consumption.

Consumer research conducted in 1999 indicated that Gourmet purchases skewed 58% for self-consumption and 42% for gifts. Results of an operations test through Quarter 2, 2001 validated the gift opportunity as 79.2% of transactions were for business and personal gifts. This high gift percentage creates the following efficiencies a) customer acquisition cost lowered as both gift buyer and gift recipient represent potential for repeat sales b) greater price elasticity with gifts VS self consumption c) unredeemed gift certificates widen margin d) gift purchases naturally spawn the home meal replacement opportunity.

MARKET TRENDS, OVERVIEW & SEGMENTATION

Shift From Base Ingredient Cooking to Prepared Foods

The chart below shows a shift in sales from the grocery industry to the foodservice industry over the past three decades. This dynamic movement away from base ingredient cooking (grocery sales) continues to be propelled by time-starved consumers seeking value-added, convenience oriented meal solutions. The trend is expected to continue at an accelerated rate. Gourmet intends to leverage this trend by providing deep chilled, four course dinners of exceptional quality with the ultimate convenience of delivery to office or residence. (Deep chilled refers dinners ready to enjoy with only 30 minutes of heating time.)

Convenient Meal Solutions (aka Home Meal Replacement)

The foodservice industry trend labeled convenient meal solutions has been an emerging topic over the last several years and presents a channel of revenue for those concepts in tune with time-starved consumers. The channel provides meal solutions that require minimum, if any, preparation for consumption in home. The potential in this market is also reinforced by the consumers' behavior and preference for take-out purchases (off-premises) versus dine-in (on-premises) purchases, and the fact that off-premises meal consumption continues to drive foodservice sales. Solomon Smith Barney views this category as the largest opportunity since the advent of casual dining in the 1980's and fast food in the 1970's with a market growth of between 12% and 13% and a resulting market of $150 billion by 2005.

MARKET OVERVIEW

Consumer demand for high quality food (whether used for gifts of self consumption), convenience, and reduced stress, all characterize the
market.   The  timing  is appropriate  for  Gourmet  to  combine its concept attributes with consumer demands, and participate in foodservice  industry's
third  of  a  trillion dollar  market.   Timing  is  appropriate  to
leverage advanced foodservice manufacturing technologies, with Internet technologies, with the delivery infrastructure of U.P.S and local couriers.

MARKET SEGMENTATION

The winners and emerging leaders in the consumer direct foodservice category are those companies that define their market, are true to their core competencies, and provide value to their customers. For consumer purchases, GourmetStation characteristics lend it to the specialty foods category classification for e-retailers. Forrester Research reports that this category is expected to explode to $6.3 billion in sales by 2003. GourmetStation is an appropriate choice for a gourmet gift, or for celebrating a special event, such as a birthday, anniversary, or simply Friday night at home. The uses of the concept are therefore occasion driven, and are defined either for a) business to business - business gift giving or employee perk and b) business to consumer (personal gift or personal use).

The market for personal use is lifestyle and income driven. Lifestyle and "settlement type" consumers were evaluated by using TargetPro Mosaic Clusters software. Two of the major group clusters were selected to define GourmetStation's target households from a lifestyle perspective. This research approach also provided a quantifiable resource for sizing the market, and an exceptional tool for target marketing and establishing the most effective media mix. These groups represent 22.2% or 22.7 million of the U.S. households with 1.2mm targeted households located in the UPS next-day ground delivery zone originating in Atlanta, the brand's launch location. These target households possess the income levels and lifestyle propensity that support the concept, including personal computer and Internet use. These target households can be measured and defined by market and further delineated by ZIP code.

TARGET MARKET SEGMENT STRATEGY

The target segments fall into two categories, a) Business to Business (business gift giving and employee perk) and b) Business to Consumer (personal gift giving and self-consumption)

B2B:  The B2B portion  of  this model is expected to be more lucrative than
the B2C portion.   Bulk sales to large corporations may improve cash flow.
We also expect more price elasticity in this portion of the model. Anticipated high frequency and check average create a channel with attractive potential. GourmetStation is positioned to provide an upscale shopping environment for the business gift giver with the ability to customize menus and packaging.

B2C: GourmetStation has chosen to focus on the consumer that possesses a discretionary income and a lifestyle compatible with the brand image. Less price sensitivity exists with this consumer while the value provided is recognized and appreciated. GourmetStation's value equation includes high quality food, ample quantity, delivery convenience, stress reduction, an exceptional overall experience for a reasonable price, and association with a leading edge service provider.

Selected target households are not as vulnerable to shifts in the economy as households with fewer resources. GourmetStation is focused on the audience it intends to serve. The targeted nature of this market lends itself to development of highly efficient marketing programs.

PRICING STRATEGY AND SALES LITERATURE

A retail price of $60.00 plus shipping is in effect as of June 18, 2001. Shipping UPS next day ground to GA, AL and select southeastern locations is $5.00. Same-day courier shipping to select Atlanta ZIPS begins at $8.00.

As of Quarter 1, 2001 19.3% of deliveries were via UPS next-day air. Air shipment expenses range from $20.00 to $44.00 for West Coast deliveries. The higher cost of next-day air shipping supports GourmetStation's strategy to open multiple fulfillment centers aligned with UPS hubs in an effort to bring low cost ground shipping to as many consumers as possible.

Internet shipping charges for food normally range between 15% and 40% of the base proposition price. Consumers recognize the additional value associated with the elimination of server tip, baby sitter, drive
time,  gas,  and  wait related with most upscale restaurant experiences.   A
Bistro Dinner for Two from Balcucci without elegant packaging and accessories sells for $112.00 as an example. (New York to Atlanta)

Jupiter Communications reports that price is an important consideration in on-line shopping - "Although price is very important today, we expect that to change as Web merchants start to build loyalty among users. We may see comparison shopping on the Internet wane over the next few years." Jupiter also reports that the mean annual income of on-line households is $61,000; nearly double the $35,000 average of those not on-line.

Forrester Research reports that the full-service on-line shopper is more likely to be a working mother or housewife who is willing to spend the additional $10 to $30 per month for on-line shopping in exchange for extra free time. This is important to GourmetStation as almost 70% of customers are female.

Competitive Comparison

At this stage of e-commerce evolution, there is not, to our knowledge, a competitor that mirrors the GourmetStation business model or consumer proposition. Internet merchants offer non-perishable groceries, raw products requiring cooking, prepared food components, and beverages on their virtual stores. Others offer gift baskets and specialty items targeted as corporate gifts. An August 2000 audit of all matches for "gourmet food" under Yahoo search engine yielded 92 merchants with the following product mix: 68% gift baskets, 21% meats and cheese, 4% miscellaneous (caviar), 5% entrees, 2% cookies.

On-line  grocers  are investing significant capital  to build an infrastructure to provide pantry replenishment and prepared foods  to  busy
consumers.   But  no concept is exactly like GourmetStation.

Other non-Internet home meal replacement concepts local restaurant pick-up or delivery, and Take-Out Taxi, which delivers from participating local restaurants. Hybrid markets with limited distribution include Eatzie's and Harry's In A Hurry, where consumer's purchase fully cooked or raw products requiring preparation.

The positioning of GourmetStation enables the concept to be viewed in a context greater that its basic functionality giving it a distinct advantage over the competition. The benefits that support this premises are the broad range of menu items, four ethnic menu lines, complete meal configuration, added touches such as disposable thermometers, floating candle & matches, and unique reusable packaging. Allowing the consumer to add the finishing touches in about thirty minutes, and "take the bows" are all part of a highly social unique experience.

An additional advantage of GourmetStation over other concepts is exceptional quality and delivery convenience. This advantage is gained by purchasing food from high quality, outsourced foodservice manufacturers. Food has been engineered to achieve peak quality after it is distributed, heated, and served at a remote location. This system provides a unique advantage over Take Out Taxi, which delivers food designed to be at peak quality when consumed on restaurant premises.

Industry Participants

On-line food merchants are represented by a number of niche players creating a category that is not unlike a "kit of parts." An example would be Greatfood.com (recently purchased by 1.800.flowers.com) a site that has been ranked in the top three for customer service. The site represents a number of specialty retailers such as Galaxy Desserts, Montana Legacy, Elena's Pastas as well as Lobster Gram, which provides live Maine lobster dinners. Even under Greatfood.com shopping categories of "dinner parties" or "romantic dinners" the selection represents individual meal items Vs. the GourmetStation one-stop, complete gourmet experience.

Other online food merchants include:

* Omaha Steaks - Products include frozen steaks, seafood, appetizers, desserts with specific channels to consumers, foodservice, and the supermarket industry. This privately held company boasts 3 million annual transactions with an average transaction of $100 or $300 million in annual sales. Like GourmetStation, Omaha Steaks does not manufacturer their own products. They purchase from food manufacturers, and distribute from their own fulfillment center.

* iGourmet - This site focuses on unique, gourmet delicacies, including bottled soups from Spain, smoked fish, seasonings, oils & vinegar, and desserts. The majority of iGourmet items are shelf stable creating warehousing and distribution efficiencies VS shipping frozen or refrigerated items.

* eCandy -  This site is targeted to the candy lover.

* FultonStreet.com - This site is fashioned after Webvan.com only with less items.

* Hickory Farms - This site is meat focused.

Certain statements, estimates and forward-looking projections prepared by GourmetStation may not be representative of future outcome. The Company makes no representation as to their attainability, nor can any such representation be implied. In addition, because the estimates and assumptions underlying such projections are inherently subject to significant economic, market, and regulatory uncertainty and contingencies, which are difficult or impossible to predict accurately and are beyond the Company's control, there is significant risk that the projections will not be realized. Accordingly, actual results may be materially different from those projected.

Legal Proceedings

The Registrant is not aware of any outstanding or ongoing litigation against it. The Registrant discloses the following potential claims:

1. A claim for a 10% membership interest in the LLC and/or damages was asserted against the LLC by a former marketing consultant of the LLC. The claim was under an alleged services contract. The membership interest was to be paid to the marketing consultant as compensation for marketing services rendered and to be rendered to the LLC. While the marketing consultant did provide some services, the vast majority of the services were performed at the request of Ms. Lynes-Miller while she was employed by another entity and prior to the formation of the LLC. None of the work produced was utilized in any way by the LLC, GOURMET or the Company. All intellectual property and work product of the marketing consultant in the LLC's possession was returned to the marketing consultant by the LLC. Given the speculative nature of the claim, the fact that all intellectual property and work product was returned to the marketing consultant, and that there has been no correspondence from the consultants, the Company cannot determine the materiality of the claim at this time.

2. A claim for membership interest was asserted by a former member of the LLC. Management had removed the member for abandonment of her duties to the LLC. Management believes that this claim is groundless and, even if successful, would not materially impact the Company or its business.

The Company is expected to be involved from time to time in various claims, actions and lawsuits incidental to its business. The Company believes the ultimate liability there under, if any, will not have a material affect on the financial condition of the Company.

ITEM 15. ACQUISITION OR DISPOSITION OF PROPERTY

No action is to be taken by the Company with respect to the acquisition or disposition of any property.


ITEM 16. RESTATEMENT OF ACCOUNTS

No action is to be taken by the Company with respect to the restatement of any asset, capital, or surplus account of the Company.


ITEM 17. ACTION WITH RESPECT TO REPORTS

No action is to be taken by the Company with respect to any report of the Company or of its directors, officers, or committees or any minutes of a meeting of its security holders.


ITEM 18. MATTERS NOT REQUIRED TO BE SUBMITTED

No action is to be taken by the Company with respect to any matter which is not required to be submitted to a vote of shareholders.


ITEM 19. AMENDMENT OF ARTICLES, BYLAWS OR OTHER DOCUMENTS

Action will be taken by the Company with respect to the Merger pursuant to which the name of the Company will be changed from "Providence
Capital V, Inc." to "Gourmet Station, Inc.".


ITEM 20. OTHER PROPOSED ACTION

No action is to be taken by the Company on any matter not specifically referred to in this Schedule 14C.


ITEM 21. VOTING PROCEDURES

The Board of Directors has fixed June 22, 2001 as the record date for the determination of shareholders entitled to vote at the meeting. At the close of business on that date there were outstanding and entitled to vote 1,500,000 shares of Common Stock entitled to one (1) vote per share (the "Voting Shares"). The affirmative vote of the holders of a majority of the Company's Voting Shares is required to approve each of the proposals.

The directors, officers and affiliates of the Company as a group own or May be deemed to control 1,250,000 shares of Common Stock constituting eighty-three percent (83%) of the outstanding shares of Voting Shares. Each of the directors, nominated directors and officers has indicated his intent to vote all shares of Voting Shares owned by him in favor of each item set forth herein.

ITEM 22. INFORMATION REQUIRED IN INVESTMENT COMPANY PROXY STATEMENT

Not applicable



              THIS INFORMATION STATEMENT IS PROVIDED TO YOU
                     FOR INFORMATION PURPOSES ONLY.

              NO ACTION ON YOUR PART IS SOUGHT OR REQUIRED.